UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                  Date of report (Date of earliest event reported) April 10, 2006

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-114041	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 PLATTE CLAY WAY KEARNEY, MISSOURI	64060
(Address of principal executive offices)	(Zip Code)

(800) 800-2244
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 10, 2006, Ply Gem Industries, Inc. announced that it is considering the possible closure of its Sarver, Pennsylvania facility. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.
Not applicable

(b) Pro forma financial information.
Not applicable

(c) Exhibits

Exhibit	Description
99.1	Press release dated April 10, 2006, issued by Ply Gem Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 10, 2006

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT LIST

Exhibit	Description
99.1	Press release dated April 10, 2006, issued by Ply Gem Industries, Inc.